UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 26, 2007


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                     000-28167                   52-2126573
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   (State or other                (Commission                (IRS Employer
    jurisdiction                  File Number)             Identification No.)
  of incorporation)


600 Telephone Ave, Anchorage, Alaska                                99503
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On April 26, 2007, Alaska Communications Systems Group, Inc. reported its financial results for the quarter ended March 31, 2007. The press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01         Financial Statements and Exhibits

Exhibit No.            Description
-----------            -----------

Exhibit 99.1 Alaska Communications Systems Group, Inc. Press Release dated April 26, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    April 26, 2007                Alaska Communications Systems Group, Inc.

                                       /s/ David Wilson
                                       -----------------------------------------
                                       David Wilson,
                                       Senior Vice President and
                                       Chief Financial Officer